Exhibit 99.1

  JEFFERSON PILOT REPORTS FOURTH-QUARTER EARNINGS BEFORE REALIZED INVESTMENT
                            GAINS OF $1.04 PER SHARE

    GREENSBORO, N.C., Feb. 7 /PRNewswire-FirstCall/ -- Jefferson-Pilot Corporation (NYSE: JP), parent of the Jefferson Pilot Financial companies and one of the nation's leading life insurance, annuity, employee benefits, and broadcast companies, today reported net income of $1.06 per share for the fourth quarter of 2004, versus $0.82 for the fourth quarter of 2003. Earnings before realized investment gains increased 3 percent in the quarter to $1.04 per share versus $1.01 per share before realized investment losses in the fourth quarter of 2003.

    (Logo:  http://www.newscom.com/cgi-bin/prnh/20040601/JPFLOGO )
    For the year 2004, Jefferson Pilot's net income per share increased to $3.92 from $3.44 for 2003. Earnings before realized investment gains, and excluding the cumulative effect of a change in accounting principle (SOP 03-1), increased 5 percent to $3.85 per share versus earnings before realized investment losses of $3.66 in 2003.

    All per-share results are on a diluted basis.
    Sales of individual life insurance in Jefferson Pilot's Individual Products segment totaled $66.0 million in the fourth quarter, a quarterly record and an increase of 4 percent from the fourth quarter of 2003 and 32 percent from the third quarter of 2004. In addition, average individual life policyholder fund balances grew 6 percent for the quarter to $12.9 billion versus $12.2 billion in the fourth quarter of 2003.

    Jefferson Pilot's Individual Products business earned $76.5 million in the fourth quarter, versus $80.4 million in the fourth quarter of 2003. For the year, Individual Products earnings declined from $309.4 million to $302.0 million. Earnings for the quarter and year were depressed by spread pressure from low interest rates and by the decline of older traditional life insurance. For the quarter, spread pressure was offset by a net $4.4 million enhancement to segment investment income from commercial mortgage loan prepayments.

    Jefferson Pilot's Annuity and Investment Products again produced excellent sales results in the fourth quarter due to continued success in marketing equity-indexed annuities. Led by equity-indexed products, fixed annuity sales were a strong $304.4 million in the quarter, bringing the total for the year to $1.2 billion, up 61 percent versus 2003. Fixed annuity average fund balances grew 9 percent for the quarter and the year, reaching $9.4 billion from $8.6 billion a year ago.

    Annuity and Investment Products earnings of $20.0 million in the quarter were below fourth-quarter 2003 earnings of $22.3 million primarily as a result of a decline in interest spreads and accelerated amortization of deferred acquisition costs. Spread pressure was offset in the quarter by $3.5 million from commercial mortgage loan prepayment income and net FAS 133 adjustments. For the year, Annuity and Investment Products earned $76.4 million versus $85.0 million in 2003, the decline largely due to narrower product interest spreads.

    Benefit Partners' non-medical group insurance business performed well in the quarter, enhanced by the contribution from the Canada Life business acquired early in 2004. Sales increased to $54.1 million in the fourth quarter from $48.8 million in the fourth quarter of 2003, and earnings were excellent, increasing 23 percent to $20.0 million versus $16.2 million in the fourth quarter of 2003. Results for the year 2004, with earnings increasing 40 percent to $70.7 million from $50.7 million, reflected the highly successful integration of the Canada Life operations.

    Jefferson-Pilot Communications completed a strong year, with earnings growing 8 percent in the fourth quarter to $16.6 million from $15.4 million, bringing 2004 earnings to $54.4 million, up 20 percent versus 2003. Broadcast cash flow grew 9 percent in the quarter to $31.8 million, and, for the year, increased 18 percent to $108.1 million. All Communications divisions -- radio, television, and sports -- produced strong gains for the year with higher broadcast cash flow margins and good revenue share performance.

    Earnings before realized investment gains in the Corporate and Other segment totaled $10.3 million versus $9.8 million in the 2003 quarter. Segment earnings advanced, despite higher interest rates on corporate debt, due to lower general expenses.

    Realized investment gains of $2.4 million brought total Corporate and Other earnings to $12.6 million for the quarter, compared to a loss of $18.0 million, including realized investment losses of $27.8 million, in the fourth quarter of 2003. 2004 segment earnings before realized investment gains were nearly flat at $32.7 million versus $32.1 million in 2003. Total 2004 segment earnings including realized investment gains of $26.5 million were $59.2 million, versus $1.2 million including realized investment losses of $30.9 million in 2003.

    Average diluted shares outstanding were 137.7 million for the fourth quarter, versus 142.3 million in the fourth quarter of 2003. For the year, stock buybacks totaled 5,368,200 shares at a cost of $274.0 million, with none in the fourth quarter.

    Jefferson Pilot's stockholders' equity per share excluding unrealized investment gains grew 7 percent to $23.76 at the end of 2004 from $22.21 a year ago. Return on equity remained very strong at 17.9 percent in the fourth quarter.

    Jefferson Pilot CEO Dennis Glass, commenting on these results, said "Jefferson Pilot's performance for 2004 reflects our fundamental strengths as we work through a very challenging environment for our life insurance and annuity businesses. Continued low investment yields are having a broad effect on our business in the form of reduced investment spreads on life and annuity products and above-trend surrenders of some older annuity contracts. Nevertheless, Jefferson Pilot remains an industry leader in expense efficiency, product pricing discipline, profitability, and financial strength, and we are pursuing top-line initiatives that will help us expand distribution and achieve profitable sales growth. Benefit Partners continues to build its business profitably through internal growth, and the successful integration of the Canada Life business is tangible evidence of Jefferson Pilot's proven skill in building through acquisition. Jefferson-Pilot Communications' excellent performance continues, demonstrating our ability to conceive and implement sound and profitable strategies."

    Glass added, "We will continue to seek to balance financial strength with good and reliable results for our shareholders. That means continuing to emphasize profitable growth, including industry-leading return on equity and strong cash generation from our diversified portfolio of businesses."

                                  **********

    Throughout this release, "reportable segment results" (also referred to as "segment earnings" or "earnings before realized investment gains") is defined as net income before realized investment gains and losses (and cumulative effect of change in accounting principle, if applicable). Reportable segment results is a non-GAAP measure. We believe reportable segment results provides relevant and useful information to investors, as it represents the basis on which we assess the performance of our business segments. We deem reportable segment results to be a meaningful measure for this purpose because, except for losses from other-than-temporary impairments, realized investment gains and losses occur primarily at our sole discretion. Note that reportable segment results as described above may not be comparable to similarly titled measures reported by other companies.

                                 ************

    A conference call for the investment community to discuss these results will be held at 9:00 a.m. EST February 8, 2005. The call will be broadcast live on the Internet at http://www.jpfinancial.com , and will be archived.

                                 ************

    Jefferson-Pilot Corporation, a holding company, is one of the nation's largest shareholder-owned life insurance companies. Jefferson Pilot's life insurance and annuity companies, principally Jefferson-Pilot Life Insurance Company, Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company, together known as Jefferson Pilot Financial, offer full lines of individual and group life insurance products as well as annuity and investment products. Jefferson-Pilot Communications Company owns and operates three network television stations and 18 radio stations, and produces and syndicates sports programming. Additional information on Jefferson Pilot can be found at http://www.jpfinancial.com .

                                 ************

    This release includes forward-looking statements, and any forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that could significantly affect our actual results or financial condition. These risks and uncertainties include, among others, general economic conditions, the impact on the economy from any further terrorist activities or U.S. military engagements, and interest rate levels, changes and fluctuations, all of which can affect our sales, investment portfolios, and earnings. Other risks and uncertainties include competitive factors, including pricing pressures, technological developments, new product offerings, and the emergence of new competitors; changes in federal and state taxes; changes in generally accepted or statutory accounting principles or interpretations; changes in the regulation of the insurance or the financial services industry; or changes in other laws and regulations and their impact. We undertake no obligation to publicly correct or update any forward-looking statements. Readers are advised to consult any further disclosures we make on related subjects in our press releases and filings with the SEC; in particular, see the section entitled "External Trends and Forward Looking Information," and other sections it may reference, in our most recent 10-K report to the SEC, as it may be updated in our subsequent 10-Q and 8-K reports.

                   Jefferson-Pilot Corporation and Subsidiaries
                                   2004 Report

                                             Three Months Ended               Year Ended
                                      -----------------------------    ------------------------------
                                       Dec 31, 2004    Dec 31, 2003     Dec 31, 2004     Dec 31, 2003
                                      -------------   -------------    -------------    -------------
Net Income
(Dollars in
 thousands)
Individual                            $      76,466   $      80,445    $     301,994    $     309,391
AIP                                          20,007          22,309           76,416           85,022
Benefit Partners                             19,953          16,202           70,736           50,653
Communications                               16,606          15,391           54,410           45,394
Corporate and Other                          10,270           9,804           32,689           32,093
Total reportable
 segment results                            143,302         144,151          536,245          522,553
Realized investment
 gains (losses), net
 of taxes                                     2,361         (27,830)          26,462          (30,942)
Net income before
 cumulative effect of
 change in accounting
 principle                                  145,663         116,321          562,707          491,611
Cumulative effect of
 change in accounting
 for long-duration
 contracts, net of taxes                          -               -          (16,589)               -

Net income                            $     145,663   $     116,321    $     546,118    $     491,611

Per share information

Income before realized
 gains (losses) and
 cumulative effect
 of change in accounting
 principle                            $        1.05   $        1.02    $        3.89    $        3.69
Realized investment
 gains (losses), net
 of taxes                                      0.02           (0.20)            0.19            (0.22)
Income before cumulative
 effect in change in
 accounting principle                          1.07            0.82             4.08             3.47
Cumulative effect of
 change in accounting
 principle, net of
 taxes                                            -               -            (0.12)               -
Net income                            $        1.07   $        0.82    $        3.96    $        3.47

Per share information -
 assuming dilution

Income before realized
 gains (losses) and
 cumulative effect
 of change in
 accounting principle                 $        1.04   $        1.01    $        3.85    $        3.66
Realized investment
 gains (losses), net
 of taxes                                      0.02           (0.19)            0.19            (0.22)
Income before cumulative
 effect in change in
 accounting principle                          1.06            0.82             4.04             3.44
Cumulative effect of
 change in accounting
 principle, net of
 taxes                                            -               -            (0.12)               -
Net income                            $        1.06   $        0.82    $        3.92    $        3.44

Average number of

 shares outstanding                     136,597,527     140,997,195      137,999,364      141,795,065

Average number of
 shares outstanding
- assuming dilution                     137,669,310     142,253,286      139,213,034      142,867,215

                  Jefferson-Pilot Corporation and Subsidiaries
                                   (Unaudited)

                                             Dec 31, 2004     Dec 31, 2003
                                            -------------    -------------
Consolidated Balance Sheets
(In Thousands)

Assets:
Cash and investments                        $  27,654,982    $  25,823,574
Accrued investment income                         341,559          326,073
Due from reinsurers                             1,341,389        1,340,395
Deferred policy acquisition costs               1,957,843        1,771,174
Value of business acquired                        472,150          459,270
Goodwill, net                                     311,894          311,894
Other assets                                      651,614          498,428
Separate account assets                         2,373,385        2,165,524

                                            $  35,104,816    $  32,696,332

Liabilities:
Policy liabilities                          $  26,165,901    $  24,434,641
Debt:
   Commercial paper borrowings                    187,692          654,232
   Obligations under repurchase
    agreements                                    468,287          400,590
   Notes payable                                  599,649                -
   Junior subordinated debentures                 309,279          309,279
Income tax liabilities                            619,900          471,922
Accrued expenses and other
 liabilities                                      446,852          454,247
Separate account liabilities                    2,373,385        2,165,524

                                               31,170,945       28,890,435

Stockholders' equity:
Common stock and paid in capital                  180,572          175,762
Retained earnings                               3,070,525        2,946,869
Accumulated other comprehensive
 income - primarily net unrealized gains
 on securities                                    682,774          683,266

                                                3,933,871        3,805,897

                                            $  35,104,816    $  32,696,332

Components of Equity (Dollars in
 thousands except share amounts)

Common stock and paid in capital            $     180,572    $     175,762
Retained earnings                               3,070,525        2,946,869
Accumulated other comprehensive
 income
    Net unrealized gains
        Bonds, net of DAC, VOBA and taxes         402,508          390,230
        Equities, net of taxes                    289,928          293,036
    Other                                          (9,662)               -
        Total accumulated other
         comprehensive income                     682,774          683,266
Stockholders' equity                        $   3,933,871    $   3,805,897

Shares outstanding                            136,819,214      140,610,540

Per share                                   $       28.75    $       27.07

Per share excluding accumulated other
 comprehensive income                       $       23.76    $       22.21

                   Jefferson-Pilot Corporation and Subsidiaries
                  Consolidated Statements of Income (Unaudited)

                                            Three Months Ended                      Year Ended
                                      ------------------------------     -------------------------------
                                       Dec 31, 2004     Dec 31, 2003      Dec 31, 2004      Dec 31, 2003
                                      -------------    -------------     -------------     -------------

(Dollars in
thousands except  share amounts)

Revenue:
Premiums and other
 considerations                       $     332,902    $     243,303     $   1,292,612     $     950,708
UL & investment
 product charges                            188,152          171,472           732,356           690,976
Net investment
 income                                     445,264          418,891         1,671,520         1,656,949
Realized investment
 gains (losses)                               3,631          (42,814)           40,750           (46,795)
Communications sales                         67,974           63,792           240,742           216,298
Other                                        30,136           28,367           124,169           104,788

   Total revenue                          1,068,059          883,011         4,102,149         3,572,924

Benefits and
 Expenses:
Insurance and
 annuity benefits                           586,089          501,362         2,286,629         2,004,156
Insurance commissions,
 net of deferrals                            61,304           27,537           250,317           108,463
General and
 administrative
 expenses, net
 of deferrals                                49,925           40,754           183,011           149,193
Insurance taxes,
 licenses and fees                           19,856           14,309            73,347            73,216
Amortization of
 policy acquisition
 costs and value of
 business acquired                           89,274           86,880           287,428           341,445
Interest expense                             13,201            8,432            48,181            33,857
Communications
 operations                                  36,193           34,664           133,009           125,072

    Total benefits
     and expenses                           855,842          713,938         3,261,922         2,835,402

Income before
 income taxes
 and cumulative
 effect of change
 in accounting
 principle                                  212,217          169,073           840,227           737,522
Income taxes                                 66,554           52,752           277,520           245,911
Income before
 cumulative effect
 of change in
 accounting principle                       145,663          116,321           562,707           491,611
Cumulative effect of
 change in accounting
 for long-duration
 contracts, net of
 taxes                                            -                -           (16,589)                -

Net income                            $     145,663    $     116,321     $     546,118     $     491,611

Average number
 of shares
 outstanding                            136,597,527      140,997,195       137,999,364       141,795,065

Average number
 of shares
 outstanding -
 assuming
 dilution                               137,669,310      142,253,286       139,213,034       142,867,215

Quarterly return
 on equity (1)                                 17.9%            18.6%             16.8%             17.3%

Earnings Per Share

Earnings per share
 before realized
 gains (losses)
 and cumulative
 effect of change
 in accounting
 principle                            $        1.05    $        1.02     $        3.89     $        3.69
Realized investment
 gains (losses),
 net of taxes                                  0.02            (0.20)             0.19             (0.22)
Earnings per share
 before cumulative
 effect of change
 in accounting
 principle                                     1.07             0.82              4.08              3.47
Cumulative effect
 of change in
 accounting principle,
 net of taxes                                     -                -             (0.12)                -

Earnings per share                    $        1.07    $        0.82     $        3.96     $        3.47

Earnings per share
 before realized gains
 (losses) and
 cumulative effect of
 change in accounting
 principle                            $        1.04    $        1.01     $        3.85     $        3.66
Realized investment
 gains (losses),
 net of taxes                                  0.02            (0.19)             0.19             (0.22)
Earnings per share
 before cumulative
 effect of change in
 accounting principle -
 assuming dilution                             1.06             0.82              4.04              3.44
Cumulative effect of
 change in accounting
 principle, net of
 taxes - assuming
 dilution                                         -                -             (0.12)                -

Earnings per share -
 assuming dilution                    $        1.06    $        0.82     $        3.92     $        3.44

(1) Return on equity is calculated utilizing reportable segment results as the numerator and average equity excluding the impact of accumulated other comprehensive income as the denominator.

                  Jefferson-Pilot Corporation and Subsidiaries
                Consolidated Statements of Cash Flows (Unaudited)

                                           Three Months Ended                  Year Ended
                                    ------------------------------    ------------------------------
                                       Dec 31,           Dec 31,        Dec 31,          Dec 31,
                                        2004              2003           2004             2003
                                    -------------    -------------    -------------    -------------

(In Thousands)
Cash Flows from Operating
 Activities:

Net income                          $     145,663    $     116,321    $     546,118    $     491,611

Adjustments to reconcile net
 income to net cash provided
 by operating activities:
    Change in policy
     liabilities                           69,162           24,342          250,621          120,974
    Net amount credited to
     policyholder accounts                 24,377           27,258           78,362           96,580
    Net deferral of policy
     acquisition costs and
     sales inducements                    (19,033)         (74,325)        (232,762)        (221,118)
    Net amortization of value
     of business acquired                 (21,323)          14,996           (2,847)          52,210
    Group coinsurance assumed                   -                -          328,875                -
    Other                                 (21,537)         (13,681)          22,857           (3,092)

Net cash provided by
 operations                               177,309           94,911          991,224          537,165

Cash Flows from Investing
 Activities:
Securities and loans purchased
 and sold                                (168,745)        (555,835)      (1,644,185)      (1,397,914)
Other investing activities                (14,200)         (21,727)        (141,765)         (22,246)

Net cash used in investing
 activities                              (182,945)        (577,562)      (1,785,950)      (1,420,160)

Cash Flows from Financing
 Activities:
Policyholder contract deposits            751,180          743,037        2,905,330        2,525,443
Policyholder contract
 withdrawals                             (626,698)        (361,482)      (1,884,142)      (1,443,897)
Net borrowings (repayments)               (12,608)         200,880          200,806          102,153
Net issuance (repurchase) of
 common shares                             12,551          (35,190)        (213,161)        (122,092)
Cash dividends to common and
 preferred stockholders                   (51,890)         (46,624)        (202,820)        (183,352)
Other                                      (4,433)           4,697            3,917            9,731

Net cash provided by financing
 activities                                68,102          505,318          809,930          887,986

Decrease in cash and cash
 equivalents                               62,466           22,667           15,204            4,991
Cash and cash equivalents at
 beginning of period                       24,506           49,101           71,768           66,777

Cash and cash equivalents at
 end of period                      $      86,972    $      71,768    $      86,972    $      71,768

Supplemental Cash Flow
 Information:
Income taxes paid                   $      53,456    $      43,091    $      83,272    $     235,791

Interest paid on borrowed
 money                              $       3,838    $       2,574    $      45,608    $      37,291

                  Jefferson-Pilot Corporation and Subsidiaries
                            Business Segment Results
                                   (Unaudited)

Individual Products (In Thousands)

The Individual Products distribution system offers a wide array of life insurance products to individuals and employers through captive agents (career and home service agency forces), independent agents (recruited through independent marketing organizations and a regional marketing network) and financial institutions. Reportable segment results were:

                                         Three Months Ended                 Year Ended
                                               Dec 31                          Dec 31
                                   ------------------------------    ------------------------------
                                       2004             2003             2004             2003
                                   -------------    -------------    -------------    -------------
UL-Type Products:
 Net investment
  income                           $     192,739    $     189,031    $     746,578    $     749,189
 Interest credited
  to policyholders                      (128,167)        (129,846)        (507,073)        (515,378)
    Interest margin                       64,572           59,185          239,505          233,811
 Product charge
  revenue:
    Cost of insurance
     charges                             133,762          128,210          539,205          511,936
    Expense charges                       42,802           34,391          148,754          141,625
    Surrender charges                     10,389            7,888           40,663           34,930
    Total product
     charge revenue                      186,953          170,489          728,622          688,491
 Death benefits and
  other insurance
  benefits                               (73,803)         (63,117)        (312,799)        (272,415)
 Expenses, excluding
  amortization of
  DAC and VOBA                           (26,471)         (20,696)         (97,057)         (96,423)
 Amortization of
  DAC and VOBA                           (58,526)         (47,986)        (190,307)        (179,038)
 Miscellaneous expense                      (222)            (859)            (793)          (2,115)
 UL-type product income
  before taxes                            92,503           97,016          367,171          372,311
Traditional Products:
 Premiums and other
  considerations                          36,963           44,315          152,260          172,982
 Net investment income                    38,976           41,309          153,726          165,205
 Benefits                                (42,771)         (50,686)        (172,822)        (197,776)
 Expenses, excluding
  amortization of
  DAC and VOBA                            (5,525)          (6,719)         (25,296)         (24,161)
 Amortization of
  DAC and VOBA                            (4,807)          (3,511)         (16,679)         (16,240)
 Traditional product
  income before taxes                     22,836           24,708           91,189          100,010
 Income before income
  taxes                                  115,339          121,724          458,360          472,321
 Income taxes                            (38,873)         (41,279)        (156,366)        (162,930)
 Reportable segment
  results                          $      76,466    $      80,445    $     301,994    $     309,391

 Operating Measures

 Annualized equivalent life
  insurance premium sales:
    -Individual
     Markets Excl
     Community
     Banks and BOLI                $      63,212    $      61,408    $     210,779    $     215,613
    -Community Banks
     and BOLI                              2,748            2,189            9,068            9,462
                                   $      65,960    $      63,597    $     219,847    $     225,075

 Average UL
  policyholder
  fund balances                    $  11,305,673    $  10,823,708    $  11,131,061    $  10,584,670
 Average VUL
  separate account
  assets                               1,595,509        1,384,892        1,535,282        1,233,520
      Total                        $  12,901,182    $  12,208,600    $  12,666,343    $  11,818,190

 Average Face
  Amount of
  Insurance In
  Force:
    - Total                        $ 165,454,000    $ 165,787,000    $ 165,762,000    $ 164,963,000
    - UL-Type
      Contracts                    $ 127,638,000    $ 124,981,000    $ 126,876,000    $ 123,848,000

 Average assets                    $  18,629,895    $  17,540,855    $  18,292,475    $  17,128,161

                  Jefferson-Pilot Corporation and Subsidiaries
                            Business Segment Results
                                   (Unaudited)

Annuity and Investment Products (In Thousands)

Annuity and Investment Products (referred to as AIP) offers fixed and variable annuities and investment products through proprietary and independent agents, financial institutions, investment professionals and broker-dealers. Reportable segment results were:

                                             Three Months Ended                  Year Ended
                                                  Dec 31                            Dec 31
                                      ------------------------------    ------------------------------
                                          2004             2003             2004            2003
                                      -------------    -------------    -------------    -------------

  Investment product
   charges and premiums               $       3,111    $       2,637    $      12,152    $       8,788
  Net investment income                     167,504          148,183          592,907          586,639
  Broker-dealer concessions
   and other                                 28,147           26,563          112,618           98,332
  Total revenue                             198,762          177,383          717,677          693,759
  Policy benefits (including
   interest credited)                       118,549          108,116          426,141          416,586
  Insurance expenses                         22,546           11,170           67,958           55,815
  Broker-dealer expenses                     27,217           23,932          107,203           90,741
  Total benefits and
   expenses                                 168,312          143,218          601,302          563,142
  Income before income
   taxes                                     30,450           34,165          116,375          130,617
  Income taxes                               10,443           11,856           39,959           45,595

  Reportable segment results          $      20,007    $      22,309    $      76,416    $      85,022

  Operating Measures

  Fixed annuity premium
   sales                              $     304,416    $     320,989    $   1,217,408    $     756,444
  Variable annuity
   premium sales                                118                0              461            1,843
      Total                           $     304,534    $     320,989    $   1,217,869    $     758,287

  Investment product
   sales                              $   1,012,867    $   1,054,345    $   4,780,355    $   3,258,228

  Average fund balances:
  Fixed annuity                       $   9,382,128    $   8,611,290    $   9,169,098    $   8,400,286
  Variable annuity                          315,188          346,699          332,250          340,372
     Total annuity                    $   9,697,316    $   8,957,989    $   9,501,348    $   8,740,658

  Effective investment
   spreads for fixed
   annuities (1)                               2.00%            1.84%            1.76%            1.90%
  Effective investment
   spreads for fixed
   annuities, excluding
   FAS 133                                     1.81%            1.83%            1.73%            1.88%

  Fixed annuity
   surrenders as a % of
   beginning fund
   balance                                     15.8%             9.1%            12.3%             8.4%

  Fixed annuity general
   and administrative
   expenses as a % of average
   invested assets                             0.21%            0.19%            0.18%            0.16%

  Average assets                      $  10,491,585    $   9,761,055    $  10,359,786    $   9,537,151

(1) Includes FAS 133
adjustment of:                        $       4,160    $         198    $       2,879    $       1,195

                  Jefferson-Pilot Corporation and Subsidiaries
                            Business Segment Results
                                   (Unaudited)

Benefit Partners (In Thousands)

Benefit Partners offers group non-medical products such as term life, disability and dental insurance to the employer marketplace. These non- medical products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit firms, brokers, third party administrators and other employee benefit providers. Reportable segment results were:

                                       Three Months Ended             Year Ended
                                             Dec 31                      Dec 31
                                   -------------------------   -------------------------
                                       2004         2003           2004          2003
                                   -----------   -----------   -----------   -----------
Premiums and other
 considerations                    $   288,807   $   192,592   $ 1,113,250   $   756,019
Net investment income                   23,607        15,487        88,866        63,762

Total revenue                          312,414       208,079     1,202,116       819,781

Policy benefits                        215,596       142,397       840,728       576,283
Expenses                                66,121        40,755       252,563       165,570

Total benefits and expenses            281,717       183,152     1,093,291       741,853

Income before income taxes              30,697        24,927       108,825        77,928
Income taxes                            10,744         8,725        38,089        27,275

Reportable segment results         $    19,953   $    16,202   $    70,736   $    50,653

Operating Measures

Life, Disability and Dental:
   Annualized sales                $    54,126   $    48,753   $   202,876   $   200,007

Reportable segment results:
   Life                            $    11,470   $     6,575   $    30,395   $    17,757
   Disability                            6,494         7,330        35,604        28,184
   Dental                                1,850         1,949         4,000         5,229
   Other                                   139           348           737          (517)
      Total                        $    19,953   $    16,202   $    70,736   $    50,653

Loss Ratios:
   Life                                   68.5%         73.1%         73.5%         77.5%
   Disability                             77.4%         70.2%         72.9%         69.2%
   Dental                                 73.1%         72.6%         76.8%         75.6%
      Combined                            73.0%         71.8%         73.7%         73.7%

Total expenses as a % of
 premium income                           23.0%         21.2%         22.7%         21.9%

                  Jefferson-Pilot Corporation and Subsidiaries
                            Business Segment Results
                                   (Unaudited)

Communications (In Thousands)

Jefferson-Pilot Communications Company operates television and radio broadcast properties and produces syndicated sports and entertainment programming. Reportable segment results were:

                                     Three Months Ended              Year Ended
                                            Dec 31                     Dec 31
                                  -------------------------   -------------------------
                                       2004         2003          2004          2003
                                  -----------   -----------   -----------   -----------
Communications revenues, net      $    67,973   $    63,792   $   241,117   $   216,673
Cost of sales                          15,080        15,824        47,779        45,791
Operating expenses                     21,113        18,840        85,230        79,281
Broadcast cash flow                    31,780        29,128       108,108        91,601

Depreciation and amortization           2,311         2,273         8,833         8,457
Corporate general and
 administrative expenses                2,040         2,090         7,285         6,432
Net interest expense and other            510           468         2,115         2,131
Income before income taxes             26,919        24,297        89,875        74,581
Income taxes                           10,313         8,906        35,465        29,187

Reportable segment results        $    16,606   $    15,391   $    54,410   $    45,394

Corporate and Other (In Thousands)

Activities of the parent company and passive investment affiliates, surplus of the life insurance subsidiaries not otherwise allocated to the reportable segments including earnings thereon, financing expenses on corporate debt and debt securities, and federal and state income taxes not otherwise allocated to business segments are reported in the "Corporate and Other" category. Reportable segment results were:

                                          Three Months Ended            Year Ended
                                               Dec 31                      Dec 31
                                      ------------------------    ------------------------
                                         2004          2003          2004          2003
                                      ----------    ----------    ----------    ----------

Earnings on investments and other
 income(1)                            $   22,946    $   25,378    $   94,941    $   93,918
Interest expense on debt(1)              (13,198)       (8,432)      (48,178)      (33,857)
Operating expenses                        (4,567)      (10,171)      (20,718)      (31,190)
Income taxes                               5,089         3,028         6,644         3,222
Reportable segment results                10,270         9,803        32,689        32,093
Realized investment gains, net of
 taxes                                     2,361       (27,830)       26,462       (30,942)

Reportable segment results,
 including net realized investment
 gains                                $   12,631    $  (18,027)   $   59,151    $    1,151

(1)  Prior year amounts have been restated to conform to presentation under FIN
     46.

Assets by Segment (In Millions)
                                            Dec 31
                                   -----------------------
                                      2004         2003
                                   ----------   ----------
Individual Products                $   18,776   $   17,717
Annuity and Investment Products        10,504        9,941
Benefit Partners                        1,839        1,079
Communications                            223          210
Corporate and Other                     3,763        3,749

Total assets                       $   35,105   $   32,696

                  Jefferson-Pilot Corporation and Subsidiaries
                 Quarterly Financial Results by Business Segment
                                   (Unaudited)

                                             Dec 31,        Sept 30,        June 30,         Mar 31,
                                              2004            2004            2004            2004
                                         -------------   -------------   -------------   -------------

(In millions)
Revenue:
 Individual                              $       455.4   $       437.4   $       443.8   $       443.8
 AIP                                             198.8           166.2           177.4           175.3
 Benefit Partners                                312.4           307.9           331.0           250.9
 Communications                                   67.5            58.7            55.9            58.1
 Corporate and Other                              30.4            28.5            28.9            33.3
 Realized investment gains (losses)                3.6             3.4            10.2            23.4
       Total revenues                    $     1,068.1   $     1,002.1   $     1,047.2   $       984.8

Reportable Segment Results:
 Individual                              $        76.5   $        75.3   $        75.2   $        75.0
 AIP                                              20.0            17.6            19.8            19.1
 Benefit Partners                                 20.0            19.7            19.7            11.4
 Communications                                   16.6            13.5            13.7            10.6
 Corporate and Other                              10.2             5.5             6.5            10.4
Total reportable segment results                 143.3           131.6           134.9           126.5

Realized investment gains (losses),
 net of taxes                                      2.4             2.2             7.1            14.7

 Net income before cumulative effect
  of change in accounting principle              145.7           133.8           142.0           141.2

Cumulative effect of change in
 accounting principle, net of taxes(1)               -               -               -           (16.6)

Net income                               $       145.7   $       133.8   $       142.0   $       124.6

Earnings Per Share

 Earnings per share before realized
  gains (losses) and cumulative effect
  of change in accounting principle      $        1.05   $        0.96   $        0.98   $        0.90
 Realized investment gains (losses),
  net of taxes                                    0.02            0.02            0.05            0.10
 Earnings per share before cumulative
  effect of change in accounting
  principle                                       1.07            0.98            1.03            1.00
 Cumulative effect of change in
  accounting principle, net of taxes(1)              -               -               -           (0.12)
 Earnings per share                      $        1.07   $        0.98   $        1.03   $        0.88

 Earnings per share before realized
  gains (losses) and cumulative effect
  of change in accounting principle      $        1.04   $        0.96   $        0.97   $        0.89
 Realized investment gains (losses),
  net of taxes                                    0.02            0.01            0.05            0.10
 Earnings per share before cumulative
  effect of change in accounting
  principle - assuming dilution                   1.06            0.97            1.02            0.99
 Cumulative effect of change in
  accounting principle, net of taxes -
  assuming dilution(1)                               -               -               -           (0.12)
 Earnings per share - assuming
  dilution                               $        1.06   $        0.97   $        1.02   $        0.87


(1) 1Q04 reflects a $3.7 million impact of adoption of SOP 03-1 implementation guidance issued in 3Q04.

                  Jefferson-Pilot Corporation and Subsidiaries
                 Quarterly Financial Results by Business Segment
                                   (Unaudited)

                                        Dec 31,     Sept 30,    June 30,    Mar 31,     Dec 31,
                                          2003        2003        2003        2003        2002
                                       ---------   ---------   ---------   ---------   ---------
(In millions)
Revenue:
 Individual                            $   444.3   $   449.7   $   437.2   $   442.5   $   436.7
 AIP                                       177.4       173.7       172.9       169.7       175.1
 Benefit Partners                          208.1       206.2       207.8       197.7       178.3
 Communications                             63.3        51.2        50.1        49.9        61.2
 Corporate and Other                        32.7        30.1        28.2        27.0        24.4
 Realized investment gains (losses)        (42.8)       (5.1)       20.2       (19.1)      (63.8)
       Total revenues                  $   883.0   $   905.8   $   916.4   $   867.7   $   811.9

Reportable Segment Results:
 Individual                            $    80.4   $    78.6   $    74.3   $    76.0   $    74.7
 AIP                                        22.3        20.0        21.5        21.2        20.7
 Benefit Partners                           16.2        10.0        12.5        11.9        12.8
 Communications                             15.4        11.4        11.6         7.1        13.0
 Corporate and Other                         9.8        10.0         7.1         5.3       (12.5)
Total reportable segment results           144.1       130.0       127.0       121.5       108.7

Realized investment gains
 (losses), net of taxes                    (27.8)       (3.9)       13.1       (12.4)      (42.1)

 Net income before cumulative
  effect of change in accounting
  principle                                116.3       126.1       140.1       109.1        66.6

Cumulative effect of change in
 accounting principle, net of
 taxes(1)                                      -           -           -           -           -

Net income                             $   116.3   $   126.1   $   140.1   $   109.1   $    66.6

Earnings Per Share

 Earnings per share before
  realized gains (losses) and
  cumulative effect of change in
  accounting principle                 $    1.02   $    0.92   $    0.90   $    0.85   $    0.76
 Realized investment gains
  (losses), net of taxes                   (0.20)      (0.03)       0.09       (0.09)      (0.29)
 Earnings per share before
  cumulative effect of change in
  accounting principle                      0.82        0.89        0.99        0.76        0.47
 Cumulative effect of change in
  accounting principle, net of
  taxes(1)                                     -           -           -           -           -
 Earnings per share                    $    0.82   $    0.89   $    0.99   $    0.76   $    0.47

 Earnings per share before
  realized gains (losses) and
  cumulative effect of change in
  accounting principle                 $    1.01   $    0.91   $    0.89   $    0.85   $    0.75
 Realized investment gains
  (losses), net of taxes                   (0.19)      (0.03)       0.09       (0.09)      (0.29)
 Earnings per share before
  cumulative effect of change in
  accounting principle - assuming
  dilution                                  0.82        0.88        0.98        0.76        0.46
 Cumulative effect of change in
  accounting principle,
  net of taxes - assuming
  dilution(1)                                  -           -           -           -           -
 Earnings per share - assuming
  dilution                             $    0.82   $    0.88   $    0.98   $    0.76   $    0.46

(1) 1Q04 reflects a $3.7 million impact of adoption of SOP 03-1 implementation guidance issued in 3Q04.

                  Jefferson-Pilot Corporation and Subsidiaries
                         Investment Summary (Unaudited)
                                 (in Thousands)

                                      December 31, 2004           December 31, 2003
                                 -------------------------   -------------------------
                                    Amount       Percent        Amount       Percent
                                 -----------   -----------   -----------   -----------
Allocation of Invested Assets
Cash and cash equivalents        $    86,972           0.3%  $    71,768           0.3%
Bonds                             22,081,106          79.8%   20,443,770          79.2%
Preferred stocks                      15,247           0.1%       16,463           0.1%
Common stocks, unaffiliated          647,941           2.3%      753,958           2.9%
Mortgages loans, net               3,667,291          13.3%    3,472,340          13.4%
Real estate, net                     124,973           0.5%      131,600           0.5%
Policy loans and other             1,031,452           3.7%      933,675           3.6%
Invested assets                  $27,654,982         100.0%  $25,823,574         100.0%

Total Fixed Income Portfolio
 Yield to Maturity                      6.25%                       6.52%


                                    December 31, 2004          December 31, 2003
                                 -----------------------    -----------------------
                                   Amount      Percent        Amount      Percent
                                 ----------   ----------    ----------   ----------
Bond Portfolio
U.S. Government                  $  265,204          1.2%   $  267,847          1.3%
Mortgage-backed                   2,358,141         10.7%    2,904,444         14.2%
Private placements                5,126,255         23.2%    4,504,954         22.0%
Public - corporates              14,331,506         64.9%   12,766,525         62.5%
Total bonds                      $22,081,106       100.0%   $20,443,770       100.0%

Yield to maturity                      6.04%                      6.33%
Average life                       7.55 yrs                    7.36 yrs
Duration                               5.23                       5.08

Average quality                          A3                         A2

                                          December 31, 2004        December 31, 2003
                                     -----------------------    -----------------------
                                        Amount       Percent       Amount       Percent
                                     -------------   -------    ------------    -------
Bond Portfolio Quality
 NAIC Rating         S&P
                    Equivalent
    1                AAA - A         $  12,472,670      56.5%   $  11,707,882      57.3%
    2                  BBB               8,309,596      37.6%       7,284,384      35.6%
   3-6              BB and lower         1,298,840       5.9%       1,451,504       7.1%
Total Bonds                          $  22,081,106     100.0%   $  20,443,770    100.0%

                                               December 31, 2004      December 31, 2003
                                               -----------------      -----------------
Fixed Maturity Securities Unrealized
 Gains (Losses)
Gross unrealized gains                         $       1,119,001      $       1,179,211
Gross unrealized losses                                  (65,951)              (126,275)
Net unrealized gains                           $       1,053,050      $       1,052,936

Mortgage Loan Portfolio                        December 31, 2004      December 31, 2003
----------------------------------------       -----------------      -----------------
Yield to maturity                                           7.29%                  7.63%
Average maturity                                        7.09 yrs               6.99 yrs
 Total delinquent loans and loans in
  foreclosure at amortized cost                $           5,987      $          10,984
Delinquent loans as a percent of
 total ML                                                   0.16%                  0.32%
Net book value of real estate
 acquired in satisfaction of mortgage
 indebtedness                                  $           3,700      $           6,276

                                               Fourth         Fourth
                                              Quarter        Quarter
Realized Investment Gains/(Losses)              2004          2003
----------------------------------           ----------    ----------

Stock gains                                  $   13,200    $        -
Stock losses                                       (640)            -
Bond gains                                        5,671        13,299
Bond losses from sales and calls                 (5,754)      (16,070)
Bond losses from writedowns                      (9,741)      (38,863)
Other gains (losses), net                          (216)       (2,419)
Total pretax gains (losses)                       2,520       (44,053)
Amortization of DAC/VOBA and deferred
 sales inducements                                1,111         1,239
Income taxes                                     (1,271)       14,984
Realized investment gains (losses),
 net of taxes                                $    2,360    $  (27,830)

                  Jefferson-Pilot Corporation and Subsidiaries
                 Insurance Segments Expense Analysis (Unaudited)
                                 (In Thousands)

                                                Three Months Ended                  Year Ended
                                                      Dec 31                          Dec 31
                                           ----------------------------    ----------------------------
                                               2004            2003            2004            2003
                                           ------------    ------------    ------------    ------------
Individual Products
 Commissions                               $     78,460    $     83,370    $    276,703    $    295,585
 General and administrative
  expenses                                       33,250          31,738         122,786         123,200
 Taxes, licenses and fees                        12,467           9,558          44,340          50,293
     Total commissions and
      expenses incurred                         124,177         124,666         443,829         469,078
 Less commissions and expenses
  capitalized                                   (92,181)        (97,251)       (321,476)       (348,495)
 Amortization of DAC and VOBA                    63,333          51,497         206,986         195,279
     Net expense                           $     95,329    $     78,912    $    329,339    $    315,862

Annuity and Investment Products
 Insurance companies:
 Commissions - insurance companies         $     19,744    $     15,087    $     76,225    $     36,730
 General and administrative
  expenses                                        6,089           5,248          21,292          18,189
 Taxes, licenses and fees                           999             564           2,783           1,938
     Gross commissions and
      expenses incurred                          26,832          20,899         100,300          56,857
 Less commissions and expenses
  capitalized                                   (22,778)        (19,799)        (85,398)        (47,246)
 Amortization of DAC and VOBA                    18,493          10,070          53,056          46,204
     Net expense - insurance
      companies                                  22,547          11,170          67,958          55,815
 Broker/Dealer:
 Commissions                                     24,092          21,312          95,447          80,574
 Other                                            3,125           2,620          11,756          10,167
     Net expense - broker/dealer                 27,217          23,932         107,203          90,741
     Net expense                           $     49,764    $     35,102    $    175,161    $    146,556

Benefit Partners
 Commissions                               $     31,118    $     21,079    $    125,103    $     85,264
 General and administrative
  expenses                                       30,635          19,721         112,232          75,624
 Taxes, licenses and fees                         7,361           3,804          25,981          19,188
     Total commissions and
      expenses incurred                          69,114          44,604         263,316         180,076
 Less commissions and expenses
  capitalized                                   (10,437)        (29,156)        (38,123)       (114,451)
 Amortization of DAC and VOBA                     7,444          25,307          27,370          99,945
     Net expense                           $     66,121    $     40,755    $    252,563    $    165,570

                  Jefferson-Pilot Corporation and Subsidiaries
                 DAC and VOBA Balance Sheet Analysis (Unaudited)
                                 (In Thousands)

                                                Three Months Ended                  Year Ended
                                                      Dec 31                          Dec 31
                                           ----------------------------    ----------------------------
                                               2004            2003            2004            2003
                                           ------------    ------------    ------------    ------------
Balance, beginning of
 period                                    $  2,386,071    $  2,111,305    $  2,230,444    $  2,027,317
   Cumulative effect of
    change in accounting
    principle                                         -               -           1,864               -
   Group coinsurance
    assumed                                           -               -          37,445               -
   Amount capitalized                           125,395         146,208         445,173         510,353
   Amortization expense                         (89,274)        (86,880)       (287,428)       (341,445)
   Adjustment for capital
    gains and losses                              1,012           1,239           1,888          14,411
   Adjustment for FAS 115                         6,789          58,572             607          19,808
Balance, end of period                     $  2,429,993    $  2,230,444    $  2,429,993    $  2,230,444

                  Jefferson-Pilot Corporation and Subsidiaries

Shareholder Information

Listed NYSE: JP

Composite Stock Price and Dividends (Adjusted for 50% stock dividend effected 04/09/01)

                                               Cash
                       High    Low   Close   Dividend
                      -----   -----  -----   --------

           4Q04       52.64   46.56  51.96    0.380
           3Q04       50.20   47.01  49.66    0.380
           2Q04       56.39   47.40  50.80    0.380
           1Q04       55.08   48.97  55.01    0.330
           2003       50.72   35.75  50.65    1.293
           2002       53.00   36.35  38.11    1.184
           2001       49.67   38.00  46.27    1.072
           2000       50.59   33.25  49.83    0.960
           1999       53.09   40.79  45.50    0.857

    Transfer Agent and Dividend Reinvestment Agent

         Wachovia Bank                     Phone: 800/829-8432
         Dividend Reinvestment Service     Fax: 704/590-7618
         1525 West W.T. Harris Blvd., 3C3 Email: equityservices@wachovia.com Charlotte, NC 28288-1153


    Investor Relations

         Jefferson-Pilot Corporation       Phone: 336/691-3379
         Investor Relations - Dept. 3607
         P.O. Box 21008
         Greensboro, NC 27420
         investor.relations@jpfinancial.com

    Corporate Website

         www.jpfinancial.com

SOURCE  Jefferson-Pilot Corporation
    -0-                             02/07/2005
    /CONTACT: Investment Community, John Still, +1-336-691-3382, or News Media, Paul Mason, +1-336-691-3313, both of Jefferson-Pilot Corporation/
    /Photo:  NewsCom:  http://www.newscom.com/cgi-bin/prnh/20040601/JPFLOGO
              AP Archive:  http://photoarchive.ap.org
              PRN Photo Desk, photodesk@prnewswire.com /
    /Web site:  http://www.jpfinancial.com /